Exhibit 10.5

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

Outsourcing Services Framework Agreement

外包服務框架協議

This OUTSOURCING SERVICES FRAMEWORK AGREEMENT (the “Agreement”) is made and entered into this day of , 202( ) (the “Effective Date”), by and between VNIQUE INTERACTIVE LIMITED (“VIN”) and (“Third Party Provider”).

本外包服務框架協議（以下稱“本協議”）由勝唯互動有限公司（以下稱“勝唯互動”）和青白江敬明茗文化传媒工作室（以下稱“第三方提供方”）於202( )年 月 日簽訂。

WHEREAS, VIN is engaged in the business of providing marketing planning, influencer engagement, and content creation services;

鑒於，勝唯互動從事營銷策劃、達人邀約及內容創意製作服務；

WHEREAS, VIN desires to engage Third Party Provider to perform certain services for its Clients as described herein;

鑒於，勝唯互動希望委託第三方提供方為其客戶提供某些服務，如本協議中所述；

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

因此，雙方在此基礎上達成如下協議：

1.	Services. Third Party Provider agrees to perform the services described in the attached ORDER FORMs (“Services”). Each ORDER FORM shall be made a part hereof and shall include a description of the services, pricing, and any other relevant terms.

服務。第三方提供方同意履行附後訂單中描述的服務（“服務”）。每份訂單應成為本協議的一部分，並包括服務描述、定價和任何其他相關條款。

2.	Term. This Agreement shall commence on the Effective Date and shall continue for a period of three (3) years unless terminated earlier as provided herein.

期限。本協議自生效日起生效，有效期為三（3）年，除非根據本協議提前終止。

3.	Payment Terms. Fees for the Services shall be based on the terms specified in each ORDER FORM.

支付條款。服務費用應根據每份訂單中規定的條款支付。

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

4.	Independent Contractor. Third Party Provider shall perform the Services as an independent contractor and not as an employee of VIN. Nothing in this Agreement shall be construed to create a partnership, joint venture, or employer-employee relationship between the parties.

獨立合同方。第三方提供方作為獨立合同方提供服務，而非勝唯互動的雇員。本協議中的任何條款不應解釋為在雙方之間建立合夥、合資或雇傭關係。

5.	Confidentiality. Each party agrees to keep confidential all information identified by the other party as confidential and will not disclose such information to any third party without the prior written consent of the disclosing party.

保密。雙方同意對對方指定為機密的所有資訊保密，未經披露方事先書面同意，不得向任何第三方披露此類資訊。

6.	Intellectual Property. Any intellectual property created by Third Party Provider in the course of performing the Services for the Clients shall belong to VIN. Pre-existing intellectual property rights of each party shall remain with the respective owner.

知識產權。第三方提供方在為客戶提供服務過程中創建的任何知識產權應歸勝唯互動所有。雙方已有的知識產權歸各自所有。

7.	Termination. Either party may terminate this Agreement with thirty (30) days written notice to the other party. In the event of termination, VIN shall pay Third Party Provider for all Services performed up to the date of termination.

終止。任何一方均可提前三十（30）天書面通知另一方終止本協議。在終止的情況下，勝唯互動應向第三方提供方支付截止終止日期已完成的所有服務費用。

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

適用法律。本協議應受香港法律管轄並按其解釋。

9.	Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes all prior discussions, agreements, and understandings of any kind.

完整協議。本協議構成雙方之間的完整理解，並取代所有先前的討論、協議和任何類型的理解。

10.	Amendments. Any amendment to this Agreement must be in writing and signed by both parties.

修訂。對本協議的任何修訂必須以書面形式進行並由雙方簽署。

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

特此證明，雙方已於生效日期簽署本協議。

VNIQUE INTERACTIVE LIMITED
勝唯互動有限公司		青白江敬明茗文化传媒工作室

By:	/s/	By:	/s/
Name (姓名):		Name (姓名):
Title (職務):	CEO	Title (職務):

ORDER FORM (訂單)

ORDER FORM

編號：MM-032

This ORDER FORM is made pursuant to the Outsourcing Services Framework Agreement dated , 20 (the “Agreement”), by and between VNIQUE INTERACTIVE LIMITED (“VIN”) and QINGBAIJIANGJING Mingming Culture media studio (“Third Party Provider”).

本訂單是根據2023年12月26日簽訂的外包服務框架協議（以下簡稱“協議”），由勝唯互動有限公司（以下簡稱“勝唯互動”）和青白江敬明茗文化傳媒工作室（以下簡稱“第三方提供方”）簽訂的。

1. Project Details (專案詳情)

專案名稱 (Project Name)	單價 (Unit Price) CNY	數量 (Quantity)	費用 (Fee)CNY
達人邀約 (Invitation from a master)	詳見訂單附件A	4	450,000
總費用 (Total Fee)			450,000

2. Description of Services (服務描述)

服務 (Service)	描述 (Description)
達人邀約 (Invitation from a master)	負責4位达人邀約和安排專業主播（Responsible for inviting and arranging professional anchors for 4 talents.）

3. Pricing (定價)

專案 (Item)	單價 (Unit Price) CNY	數量 (Quantity)	費用 (Fee) CNY
達人邀約 (Invitation from a master)	詳見訂單附件A	4	450,000
總費用 (Total Fee)	450,000

4. Deliverables (交付成果)

●	Complete the appointment of 4 talent and arrange professional anchors(完成4位达人邀約和安排專業主播)

5. Payment Method (付款方式):

☐ Payment due upon acceptance of deliverables, within 180 days of acceptance (成果驗收後付款，驗收後180天內支付)

☑ Payment due upon signing of this ORDER FORM, within 360 days of signing (雙方簽署訂單後付款，簽署後 360天內支付)

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

6. Special Instructions (特別說明)

●	Client to provide access to shooting locations and any necessary permits (客戶需提供拍攝地點訪問許可權及任何必要的許可)

7. Acceptance Criteria (驗收標準)

●	Final deliverables must meet the agreed specifications and quality standards as outlined in the Agreement (最終交付成果必須符合協議中規定的規格和品質標準)

IN WITNESS WHEREOF, the parties hereto have executed this ORDER FORM as of the date first above written.

特此證明，雙方已於上述日期簽署此訂單。

VNIQUE INTERACTIVE LIMITED		QINGBAIJIANGJING Mingming
勝唯互動名稱		Culture media studio
青白江敬明茗文化传媒工作室

By:	/s/	By:	/s/
Name (姓名):		Name (姓名):
Title (職務):		Title (職務):

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

Appendix A to Order
訂單附件A